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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Seven (Portion Relating to the POLARIS PLUS Variable Annuity) of Anchor National Life Insurance Company of our report dated November 19, 1999 and November 9, 1998, relating to the financial statements of Anchor National Life Insurance Company, and of our reports dated December 22, 1999, relating to the financial statements of Variable Annuity Account Seven (Portion Relating to the POLARIS PLUS Variable Annuity), which appear in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Los Angeles, California
December 29, 1999